Exhibit 31.01

                            CERTIFICATION

I, Denny W. Nestripke, certify that:

1. I have reviewed this Annual report on Form 10-KSB of Merilus, Inc.

2. Based on my knowledge, this Annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this Annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this Annual report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Annual report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this Annual report(the Evaluation Date); and

c) presented in this Annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. I have disclosed, based on my most recent evaluation, to the registrant's auditors and the registrant's board of directors:

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant(s ability to record, process, summarize and report financial data and have identified for the registrant(s auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant(s internal controls.

Date: December 4, 2005

By:  /s/ Denny W. Nestripke
   ---------------------------------
   Denny W. Nestripke
   (Chief Executive Officer)

A signed original of this written statement required by Section 302 of the Sarbanes-Oxley Act of 2002 has been provided to the registrant and will be retained by the registrant and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 31.02

                                   Certification

I, Denny W. Nestripke, certify that:

1. I have reviewed this Annual report on Form 10-KSB of Merilus, Inc.

2. Based on my knowledge, this Annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this Annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this Annual report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Annual report is being prepared;

b) evaluated the effectiveness of the registrant(s disclosure controls and procedures as of a date within 90 days prior to the filing date of this Annual report(the Evaluation Date); and

c) presented in this Annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. I have disclosed, based on my most recent evaluation, to the registrant's auditors and the registrant's board of directors:

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant(s ability to record, process, summarize and report financial data and have identified for the registrant(s auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant(s internal controls.

Date: December 4, 2005

By:  /s/ Denny Nestripke
   --------------------------------
   Denny W. Nestripke
   (Chief Financial Officer)

A signed original of this written statement required by Section 302 of the Sarbanes-Oxley Act of 2002 has been provided to the registrant and will be retained by the registrant and furnished to the Securities and Exchange Commission or its staff upon request.